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                                                                 EXHIBIT 10.68




               COMPREHENSIVE CARE CORPORATION 1995 INCENTIVE PLAN


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                         COMPREHENSIVE CARE CORPORATION
                               1995 INCENTIVE PLAN

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                         COMPREHENSIVE CARE CORPORATION
                               1995 INCENTIVE PLAN

1.       PURPOSE

         The purpose of the 1995 Incentive Plan (the "Plan") of Comprehensive Care Corporation (the "Company") is to provide an incentive to key management employees and consultants whose present and potential contributions to the Company and its Subsidiaries (as such term is defined in Section 2 below) are or will be important to the success of the Company by affording them an opportunity to acquire a proprietary interest in the Company. It is intended that this purpose will be effected through (a) the granting of incentive stock rights, stock options, stock appreciation rights and limited stock appreciation rights and (b) the sale of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock"), pursuant to restricted stock purchase agreements (collectively, such rights, options and shares are referred to herein as "Awards"). Stock options may be granted under the Plan which qualify as "Incentive Stock Options" under Section 422A of the Internal Revenue Code of 1986, as it may be hereafter amended (the "Code"). Such options are sometimes referred to as an "ISO" or collectively as "ISOs".

2.       ELIGIBILITY

         Awards may be made or granted to key Management employees and consultants who are deemed to render significant services to the Company or its Subsidiaries and who are deemed to have the potential to contribute to the future success of the Company (such eligible persons being referred to herein as "Eligible Participants"). The term "Management employees" includes executive officers who are employees of the Company or of a Subsidiary, as well as other employees of the Company and its Subsidiaries. A director of the Company or of any Subsidiary who is not also an employee of the Company or of one of its Subsidiaries will not be eligible to receive any Awards under the Plan. No ISO shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. No ISO shall be granted to an employee who, at the time of option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the employer corporation (as such term is used in the Code) or any Parent or Subsidiary of the employer corporation, provided, however, that an ISO may be granted to such an employee, if at the time such ISO is granted, the option price is at least 110% of the fair market value of stock subject to the ISO on the date of grant (as determined pursuant to Subsection 8(a) hereof) and such ISO is by its terms not exercisable after the expiration of five years from the date such option is granted. The terms "Subsidiary" and "Parent" as used herein shall have the meanings given them in Section 425 of the Code. Awards may be made to employees or consultants who hold or have held options, rights or shares under this Plan or any other plans of the Company.

3.       STOCK SUBJECT TO THE PLAN

         The shares that may be issued upon exercise of options and rights and which may be sold under the Plan shall not exceed in the aggregate of 450,000 shares of Common Stock, as adjusted to give effect to the anti-dilution provisions contained in Section 12 hereof. Such shares may be authorized and unissued shares, or shares purchased by the Company and reserved for issuance under the Plan. If a stock option or incentive stock right for any reason expires or is terminated without having been exercised in full, or if shares issued pursuant to restricted stock purchase agreements are repurchased by the Company in accordance with the terms thereof, those shares relating to an unexercised stock option or incentive stock rights or shares which have been repurchased shall again become available for grant and/or sale under the Plan.

4.       AWARDS UNDER THE PLAN

         Awards under the Plan may be of five types. They are "incentive stock rights", "stock options", "stock appreciation rights", "limited stock appreciation rights", and "restricted stock purchases". "Incentive stock rights" are composed of incentive stock units which give the holder the right to receive, without payment of cash or property to the Company, shares of Common Stock, subject to the terms, conditions and restrictions described in Section 7 hereof. An option, including an ISO, is a right to purchase Common Stock in accordance with Section 8 hereof. A "stock appreciation right" is a right given to a holder of a stock option to receive, upon surrender of all or a portion of his stock option, without payment of cash or property to the Company, a number of shares of Common Stock of the Company

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and/or cash, determined pursuant to a formula in accordance with Section 9 hereof. A "limited stock appreciation right" is a stock appreciation right which is exercisable only upon the terms, conditions and restrictions set forth in
Section 10 hereof. A "restricted stock purchase" is the purchase, at a price determined by the Board of Directors or Committee (as hereinafter defined), of Common Stock, which is nontransferable and subject to substantial risk of forfeiture until specific conditions based on continuing employment or achievement of preestablished performance objectives are met. All references to "cash" herein shall mean "cash or certified check".

5.       ADMINISTRATION

         (a) The Plan shall be administered by the Board of Directors or by a committee (the "Option Committee") of not less than two directors of the Company appointed by the Board of Directors of the Company (the "Board of Directors") for such term as the Board of Directors may determine. The Board of Directors may, from time to time, remove members from, or add members to, the Option Committee. The administrator of the Plan shall hereinafter be referred to as the "Plan Administrator". In the event that the Plan Administrator is an Option Committee of the Board of Directors, none of the members of such Option Committee shall be an officer or other full-time employee of the Company. It is the intention of the Company that each member of the Option Committee shall be a "disinterested person" as that term is defined and interpreted pursuant to Rule 16b-3(c)(2) or any successor rule thereto promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Action by the Option Committee shall require the affirmative vote of a majority of all its members. In the event that the Plan Administrator is the Board of Directors, and a member of the Board of Directors may be eligible, subject to the restrictions in
Section 2, to participate in or receive or hold options under the Plan, no member of the Board of Directors or the Option Committee shall vote with respect to the granting of options hereunder to himself or herself, as the case may be, and, if state corporate law does not permit a committee to grant options to directors, then any option granted under the Plan to a director for his or her services as such shall be approved by the full Board of Directors.

         With respect to grants made under the Plan to officers and directors of the Company who are subject to Section 16 of the Exchange Act, the Plan Administrator shall be constituted at all times so as to meet the requirements of Rule 16b-3 so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act.

         (b) Subject to the terms and conditions of the Plan, the Plan Administrator shall have the power:

               (i) To determine from time to time the Awards to be granted to eligible persons under the Plan and to prescribe the terms and provisions (which need not be identical) of Awards granted under the Plan to such persons;

               (ii) To construe and interpret the Plan and grants thereunder and in its discretion have the authority: (A) to determine, upon review of relevant information, the fair market value of the Common Stock; (B) to determine the exercise price per share of stock options to be granted; (C) to determine the eligible participants to whom, and time or times at which, options shall be granted and the number of shares to be issuable upon exercise of each stock option; (D) to construe and interpret the Plan; (E) to prescribe, amend and rescind rules and regulations relating to the Plan; (F) to determine the terms and provisions of each grant (which need not be identical); and (G) to make all other determinations necessary to or advisable for the administration of the Plan. Notwithstanding the foregoing, in the event any employee of the Company or any of its Subsidiaries granted an option under the Plan is, at the time of such grant, a member of the Board of Directors of the Company, the grant of such grant shall, in the event the Board of Directors at the time such option is granted is not deemed to satisfy the requirement of Rule 16b-3(b)(2)(i) or (ii) promulgated under the Act, be subject to the approval of an auxiliary committee consisting of not less than two persons who qualify as "disinterested persons" within the meaning of Rule 16b-3(d)(3) promulgated under the Act. All decisions and determinations by the Option Committee in the exercise of this power shall be final and binding upon the Company and the Optionees; and

               (iii) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

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6.       DURATION OF THE PLAN

         The Plan shall become effective upon the approval of the requisite vote of the stockholders of the Company. The Plan shall remain in effect for a term of ten (10) years from September 1, 1995 unless sooner terminated under Section 20 hereof. Notwithstanding any of the foregoing to the contrary, the Plan Administrator shall have the authority to amend the Plan pursuant to Section 20 hereof; provided, however, that Awards already made shall remain in full force and effect as if the Plan had not been amended or terminated.

7.       INCENTIVE STOCK RIGHTS

         The Plan Administrator, in its discretion, may grant to Eligible Participants incentive stock rights composed of incentive stock units. Incentive stock rights shall be granted pursuant to incentive stock rights agreements in such form, and not inconsistent with the Plan, as the Plan Administrator shall approve from time to time and shall include substantially the following terms and conditions as determined by the Plan Administrator:

               (a) Incentive Stock Units. An incentive stock rights agreement shall specify the number of incentive stock units to which it pertains. Each incentive stock unit shall be equivalent to one share of Common Stock. Each incentive stock unit shall entitle the holder thereof to receive, without payment of cash or property to the Company, one share of Common Stock in consideration for services performed for the Company or any Subsidiary by the Eligible Participant, subject to the lapse of the incentive periods (as hereinafter defined).

               (b) Incentive Period. The holder of incentive stock rights shall be entitled to receive shares of Common Stock only after the lapse of such incentive periods, and in such manner, as shall be fixed in the discretion of the Plan Administrator at the time of the grant of such incentive stock rights. (Such period or periods so fixed is or are herein referred to as an "incentive period".) To the extent the holder of incentive stock rights receives shares of Common Stock on the lapse of an incentive period, an equivalent number of incentive stock units subject to such rights shall be deemed to have been discharged.

               (c) Termination by Reason of Death or Disability. In the event that the recipient of incentive stock rights ceases to be and employee or consultant of the Company or any of its Subsidiaries during an incentive period due to death or permanent disability (as determined by the Plan Administrator), the holder of incentive stock rights or, in the case of the death of the holder, the personal representatives, heirs or legatees of such holder, shall be entitled to receive a number of shares equal to an amount determined by multiplying the total number of incentive stock units applicable to such incentive period by a fraction, the numerator of which shall be the number of full calendar months between the date of grant of the incentive stock rights and the date of such termination and the denominator of which shall be the number of full calendar months between the date of grant and the date such incentive period for such units would, but for such termination, have lapsed. For purposes of this Subsection 7(c), this shall constitute a lapse of the incentive period with respect to the number of incentive stock units equal to the number of shares issued. Units upon which the incentive period do not lapse pursuant to the foregoing sentence shall terminate and be null and void on the date on which the recipient cases to be employed by or act as a consultant to the Company or any of its Subsidiaries.

               (d) Termination for Any Other Reason. In the event that the employment or retention as a consultant by the Company of the recipient to whom incentive stock rights have been issued under the Plan terminates for any reason (including dismissal by the Company with or without cause), other than death or permanent disability, such rights as to which the incentive period has not lapsed shall terminate and be null and void on termination of the relationship.

               (e) Issuance of Shares. Upon the lapse of an incentive period, the Company shall deliver to the holder of the related incentive stock unit a certificate or certificates representing the number of shares of Common Stock equal to the number of incentive stock units with respect to which an incentive period has lapsed. The Company shall pay all applicable transfer or issue taxes.


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8.       OPTIONS

         Options shall be evidenced by stock option agreements in such form, and not inconsistent with the Plan, as the Plan Administrator shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

               (a) Option Price; Number of Shares. The option price, which shall be approved by the Plan Administrator, shall in no event be less than one hundred percent (100%), in the case of ISOs, and sixty-five percent (65%), in the case of other options, of the fair market value of the Common Stock at the time the option is granted. The fair market value of the Common Stock, for the purpose of the Plan, shall mean: (i) if the Common Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and quotation are published on the NASDAQ quotation system (but not on NMS), the mean between the per share closing bid and asked prices of the Common Stock on the date of grant as reported by NASDAQ (or if there are no closing bid and asked prices for such date of grant, then the last preceding business day on which there were closing bid and asked prices); or
         (iii) if the Common Stock is traded in the over-the-counter market but bid and asked quotations are not published on NASDAQ, the mean between the closing bid and asked prices per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

               The option agreement shall specify the total number of shares to which it pertains and whether such options are ISOs or are not ISOs. With respect to ISOs granted under the Plan, the aggregate fair market value (determined at the time an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by such employee during any calendar year shall not exceed $100,000 under all plans of the employer corporation or its Parents or Subsidiaries.

               (b) Waiting Period and Exercise Dates. At the time an option is granted, the Plan Administrator will determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the option may first be purchased. (The period from the date of grant of an option until the date on which such option may first be exercised is referred to herein as the "waiting period") At the time an option is granted, the Plan Administrator shall fix the period within which it may be exercised which shall not be less than six (6) months nor, for an ISO, more than ten (10) years from the date of grant or for a non-ISO for more than thirteen (13) years from the date of grant. (Any of such periods is referred to herein as the "exercise price.")

               (c) Form and Time of Payment. Stock purchased pursuant to an option agreement shall be paid for at the time of purchase either in cash or by certified check or, in the discretion of the Plan Administrator, as set forth in the stock option agreement (i) in a combination of cash and a promissory note, (ii) through the delivery of shares of Common Stock, or (iii) in a combination of the methods described above. Upon receipt of payment, the Company shall, without transfer or issue tax to the option holder or other person entitled to exercise the options, deliver to the option holder (or such other person) a certificate or certificates for the shares so purchased.

               (d) Effect of Termination or Death. In the event that an option holder ceases to be an employee or consultant of the Company or of any of its Subsidiaries for any reason other than permanent disability (as determined by the Plan Administrator) and death, any option, including any unexercised portion thereof, which was otherwise exercisable on the date of termination, shall expire unless exercised within a period of three months from the date on which the option holder ceased to be so employed, but in no event after the expiration of the exercise period; provided, however, that, if the Plan Administrator shall determine that an option holder shall have been discharged for cause, options granted and not yet exercised shall terminate immediately and be null and void as of the date of discharge. In the event of the death of an option holder during this three month period, the option shall be exercisable by his or her personal representatives, heirs or legatees to the same extent that the option holder could have exercised the option if he or she had not died, for the three months from the date of death, but in no event after the expiration of the exercise period. In the event of the permanent disability of an option holder while an employee or consultant of the Company or of any Subsidiary, any option granted to such employee or consultant shall be exercisable for twelve (12) months after the date of permanent disability, but in no event after the expiration of the exercise period. In the event of the death of an option holder


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         while an employee or consultant of the Company or any of its
         Subsidiaries, or during the twelve (12) month period after the date of permanent disability of the option holder, that portion of the option which had become exercisable on the date of death shall be exercisable by his or her personal representatives, heirs or legatees at any time prior to the expiration of one (1) year from the date of the death of the option holder, but in no event after the expiration of the exercise period. Except as the Plan Administrator shall provide otherwise, in the event an option holder ceases to be an employee or consultant of the Company or of any Subsidiary for any reason, including death, prior to the lapse of the waiting period, his or her option shall terminate and be null and void.

               (e) Other Provisions. Each option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

9.       STOCK APPRECIATION RIGHTS

         The Plan Administrator may grant, in its discretion, stock appreciation rights to Eligible Participants who are granted stock options under the Plan. Such rights shall be granted pursuant to a stock appreciation rights agreement in such for, and not inconsistent with the Plan, as the Plan Administrator shall approve from time to time (and which may be incorporated in the stock option agreement governing the terms of the related option) and shall include substantially the following terms and conditions as the Plan Administrator shall determine:

               (a) Grant. Each right shall relate to a specific option granted under the Plan and shall be granted to the option holder either concurrently with the grant of such option, or at such later time as determined by the Plan Administrator.

               (b) Exercise. A stock appreciation right shall entitle an option holder to receive, without payment of cash or property to the Company, a number of shares of Common Stock, cash, or a combination thereof in the amount determined pursuant to Subsection 9(c) below. The Plan Administrator shall determine whether such payment shall be made in Common Stock, cash, or a combination thereof. Unless otherwise determine by the Plan Administrator, a right shall be exercisable to no greater extent nor upon any more favorable conditions than its related option is exercisable under Subsection 8(b) hereof. An option holder wishing to exercise a right in accordance with this Subsection 9(b) shall give written notice of such exercise to the Company, which notice shall state that the holder of the right elects to exercise the right and the number of shares in respect of which the right is being exercised. The effective date of exercise of a right shall be the date on which the Company shall have received such notice. Upon receipt of such notice, the Company shall: (i) deliver to the option holder or other person entitled to exercise the right, a certificate or certificates representing such shares; and/or (ii) pay cash. The Company shall pay all applicable transfer or issue taxes. Notwithstanding the provisions of this section, no stock appreciation right may be exercised within a period of six months of the date of grant of such stock appreciation right and no stock appreciation right granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of an ISO.

               (c) Number of Shares or Amount of Cash. The number of shares which shall be issued pursuant to the exercise of a stock appreciation right shall be determined by dividing (i) that portion, as elected by the option holder, of the total number of shares which the option holder is eligible to purchase pursuant to Subsection 8(b) hereof (and as adjusted pursuant to Section 12 hereof), multiplied by the amount (if any) by which the fair market value (as determined in accordance with Subsection 8(a) hereof) of a share of Common Stock on the exercise date exceeds the option exercise price of the related option; by (ii) the fair market value of a share of Common Stock on the exercise date. In lieu of issuing shares of Common Stock on the exercise of a right, the Plan Administrator may elect to pay the cash equivalent of the fair market value on the exercise date of any or all the shares which would otherwise be issuable on exercise of the right. No fractional shares shall be issued under this Subsection 9(c). In lieu of the fractional shares, the option holder shall be entitled to receive a cash adjustment equal to the same fraction of the fair market value per share of Common Stock on the date of exercise.

               (d) Effect of Exercise. Upon the exercise of stock appreciations rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such stock appreciation rights are exercised, and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Plan. Upon the exercise or termination of the related option, the stock appreciation rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.


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               (e) Effect of Termination or Death. In the event that an option holder ceases to be an employee or consultant of the Company or any of its Subsidiaries for any reason, his stock appreciation rights shall be exercisable only to the extent and upon the conditions that its related option is exercisable under Subsection 8(d).

10.      LIMITED STOCK APPRECIATION RIGHTS

         The Plan Administrator may grant, in its discretion, limited sock appreciation rights ("Limited Rights") to the holder of any option with respect to all or a portion of the shares subject to such option. Such Limited Rights shall be granted pursuant to an agreement in such form, and not inconsistent with the Plan, as the Plan Administrator shall approve from time to time (and which may be incorporated in the stock option agreements governing the terms of the related option) and shall include substantially the following terms and conditions as the Plan Administrator shall determine:

               (a) Grants. A Limited Right may be granted concurrently with the grant of the related option or at such later time as determined by the Plan Administrator.

               (b) Exercise. Unless otherwise determined by the Plan Administrator, a Limited Right may be exercised only during the period
         (a) beginning on the first day following any one of (i) the date of approval by the stockholders of the Company of an Approved Transaction (as defined in Subsection 10(e) below), (ii) the date of a Control Purchase (as defined in Subsection 10(e) below), or (iii) the date of a Board Change (as defined in Subsection 10(e) below); and (b) ending on the thirtieth day (or such other date specified in the stock option agreement) following such date (such period herein referred to as the "Limited Right Exercise Period"). Each Limited Right shall be exercisable during the Limited Right Exercise Period only to the extent the related option is then exercisable, and in no event after the termination of the related option. Limited Rights granted under the Plan shall be exercisable in whole or in part by notice to the Company. Such notice shall state that the holder of the Limited Rights elects to exercise the Limited Rights and the number of shares in respect of which the Limited Rights are being exercised. The effective date of exercise of a Limited Right shall be deemed to be the date on which the Company shall have received such notice.

               (c) Amount Paid Upon Exercise. Upon the exercise of Limited Rights, the holder shall receive in cash an amount equal to the excess of the fair market value (as determined pursuant to Subsection 8(a) above) on the date of exercise of such Limited Rights of each share of Common Stock with respect to which such Limited Right shall have been exercised over the exercise price per share of Common Stock subject to the related option.

               (d) Effect of Exercise. Upon the exercise of Limited Rights, the related option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such Limited Rights are exercised, and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of options under the Plan. Upon the exercise of termination of the related option, the Limited Rights with respect to such related option shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated.

               (e) Definitions. For purposes of this Section 10:

                   (i) An "Approved Transaction" shall mean (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

                   (ii) A "Control Purchase" shall mean circumstances in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company or any employee benefit plan

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         sponsored by the Company or any Subsidiary) (A) shall purchase any
         Common Stock (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (B) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights occurring under special circumstances) having the right to vote in the election of directors (calculated as provided in paragraph (d) of such Rule 13d-3 in the case of rights to acquire the Company's securities).

                   (iii) A "Board Change" shall mean circumstances in which, during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office.

11.      RESTRICTED STOCK PURCHASES

         The Plan Administrator may authorize, in its discretion, the issuance of restricted shares of Common Stock to Eligible Participants pursuant to restricted share agreements in such form, and not inconsistent with the Plan, as the Plan Administrator shall approve from time to time. Any amount of restricted shares issued shall be subject to the following terms:

               (a) Restricted Period and Price. The Plan Administrator shall prescribe restrictions, terms and conditions, including but not limited to the period ("restricted period") during which the holder must continue to render services to the Company in order to retain the restricted shares. The Plan Administrator shall determine the price, if any, to be paid by the holder for the restricted shares. Upon forfeiture of any restricted shares, any amount paid by the holder shall be repaid in full by the Company.

               (b) Issuance of Restricted Shares. Restricted shares, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such restricted shares shall have been awarded. During the restricted period, certificates representing the restricted shares and any securities constituting retained distributions (as defined below in Subsection 10(c)) shall bear a restrictive legend to the effect that ownership of the restricted shares, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable shares agreement. Such certificates shall be deposited by such holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the restricted shares and any retained distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the applicable restricted shares agreement.

               (c) Rights With Respect to Restricted Shares. Restricted shares shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The holder will have the right to vote such restricted shares, to receive and retain all regular cash dividends, and such other distributions as the Plan Administrator may in its sole discretion designate, pay, or distribute on such restricted shares and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such restricted shares, with the exception that (i) the holder will not be entitled to delivery of the stock certificate or certificates representing such restricted shares until the restricted period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the restricted shares during the restricted period; (iii) other than regular cash dividends and such other distributions as the Board may in its sole discretion designate, the Company will retain custody of all distributions ("retained distributions") made or declared with respect to the restricted shares (and such retained distributions will be subject to the same restrictions, terms and conditions as are applicable to the restricted shares) until such time, if ever, as the restricted shares with respect to which such retained distributions shall have been made, paid or declared shall have become vested, and such retained distributions shall not bear interest or be segregated in separate accounts; (iv) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the restricted shares or any retained distributions during the restricted period; and
         (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Board with respect to any restricted shares or retained distributions will cause a forfeiture of such restricted shares and any retained distributions with respect thereto.

               (d) Completion of Restricted Period. On the last day of the restricted period with respect to each Award of restricted shares, and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such restricted shares shall become vested and (ii) any retained distributions with respect to such restricted shares shall become vested. Unless the Plan Administrator determines otherwise, any such restricted shares and retained distributions that shall not have become vested upon the termination of employment of the holder shall be forfeited to the Company and the holder shall not thereafter have any rights (including dividend and voting rights) with respect to such restricted shares and retained distributions that shall have been so forfeited, provided, however, that if the holder shall die, become totally disabled or is terminated by the Company without cause during a restricted period with respect to any restricted shares, then, unless the restricted share agreement relating to such shares provided otherwise, the restricted period applicable to each Award of restricted shares to such holder shall be deemed to have expired and all such restricted shares and retained distributions shall become vested.

12.      RECAPITALIZATION

         In the event that dividends are payable in Common Stock or in the event there are splits, subdivisions or combinations of shares of Common Stock, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares delivered upon the exercise thereafter of any stock option, stock appreciation right or limited stock appreciation right, upon distribution pursuant to incentive stock rights theretofore granted or upon sale pursuant to restricted stock purchase agreements theretofore entered into, and the price per share with respect thereto, shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price (where applicable).

13.      ACCELERATION

         Notwithstanding any contrary waiting period in any stock option agreement, any incentive period in any incentive stock rights agreements or any Restricted Period with respect to any shares issued pursuant to any restricted stock purchase agreement, or in the Plan, but subject to any determination by the Plan Administrator to provide otherwise at the time such Award is granted or subsequent thereto, each outstanding option granted under the Plan shall become exercisable in full for the aggregate number of shares covered thereby, and each share issuable upon lapse of an incentive period or issued pursuant to a restricted stock purchase agreement shall vest unconditionally on the first day following the occurrence of any of the following: (a) the approval by the stockholders of the Company of an Approved Transaction; (b) a Control Purchase; or (c) a Board Change.

14.      CONTINUATION OF RELATIONSHIP: LEAVE OF ABSENCE.

         (a) Nothing in the Plan or any Award made hereunder shall interfere with or limit in any way the right of the Company or of any Subsidiary to terminate any Eligible Participant's employment at any time, nor confer upon any Eligible Participant any right to continue any such relation with the Company or Subsidiary.

         (b) For purposes of the Plan, a transfer of an employee from the Company to a Subsidiary or vice versa, or from one Subsidiary to another, or a leave of absence duly authorized by the Company shall not be deemed a termination of employment or a break in an incentive, waiting, exercise or Restricted Period, as the case may be. In the case of any employee on an approved leave of absence, the Plan Administrator may make such provisions with respect to continuance of incentive stock rights, options or shares previously granted while on leave from the employ of the Company or a Subsidiary as it may deem equitable.

15.      GENERAL RESTRICTION

         Each Award made under the Plan shall be subject to the requirement that, if at any time the Plan Administrator shall determine, in its sole and subjective discretion, that the registration qualification or listing of the shares subject to such Award upon a securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of such Award, the Company shall not be required to issue such shares unless such registration, qualification, listing, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Plan Administrator. Nothing in the Plan or any agreement or grant hereunder shall obligate the Company to effect any such registration, qualification or listing.

16. RIGHTS AS A STOCKHOLDER

         The holder of a stock option, incentive stock right, stock appreciation right or limited stock appreciation right shall have no rights as a stockholder with respect to any shares covered by the stock option, incentive stock right, stock appreciation right or limited stock appreciation right, as the case may be, until the date of issuance of a stock certificate to him for such shares related to the exercise or discharge thereof. No adjustment shall be made for the dividends or other rights for which the record date is prior to the date such stock certificate is issued.

17. NON-ASSIGNABILITY OF INCENTIVE STOCK RIGHTS, STOCK OPTIONS, STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS

         No incentive stock right, stock option, stock appreciation right or limited stock appreciation right shall be assignable or transferable by an Eligible Participant except by will or by the laws of descent and distribution and during the lifetime of an Eligible Participant may only be exercised by him. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, the Plan Administrator may permit a recipient of an Award to (i) designate in writing during the Participant's lifetime a beneficiary to receive and exercise the Award in the event of such Participant's death or (ii) transfer an Award granted hereunder.

18.      WITHHOLDING TAXES

         Whenever under the Plan shares are to be issued in satisfaction of stock options, incentive stock rights, stock appreciation rights or limited stock appreciation rights granted thereunder, or pursuant to restricted stock purchases, the Company shall have the right to require the Eligible Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificates for such shares or at such later time as when the Company any determine that such taxes are due. Whenever under the Plan payments are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements.

19.      NON-EXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan by the Board of Directors nor any provision of the Plan shall be construed as creating any limitations on the power of the Plan Administrator to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20.      AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

         The Plan Administrator may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of any recipient of a stock option, incentive stock right, stock appreciation right or limited stock appreciation right under any agreement theretofore entered into hereunder, without his consent, or which, without the requisite vote of the stockholders of the Company approving such action, would:

               (a) except as is provided in Section 12 of the Plan, increase the total number of shares of Common Stock reserved for the purposes of the Plan; or

               (b) extend the duration of the Plan; or

               (c) materially increase the benefits accruing to participants under the Plan; or

               (d) change the category of persons who can be Eligible Participants under the Plan.

         Without limiting the foregoing, the Plan Administrator may, any time or from time to time, authorize the Company, with the consent of the respective recipients, to issue new options or rights in exchange for the surrender and cancellation of any or all outstanding options or rights.

21.      LIMITATIONS ON EXERCISE

         Notwithstanding anything to the contrary contained in the Plan, any agreement evidencing any Award hereunder may contain such provisions as the Board of Directors deems appropriate to ensure that the penalty provisions of
Section 4999 of the Code, or any successor thereto, will not apply to any stock or cash received by the holder from the Company.

22.      LIMITATIONS ON AWARDS

         Notwithstanding anything to the contrary contained in the plan, no Eligible Participant may be granted aggregate Awards in any calendar year that consist of stock or the right to purchase stock that exceeds 200,000 shares.

23.      GOVERNING LAW

         The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

                                           COMPREHENSIVE CARE CORPORATION

                                           By:     /s/  CHRISS W. STREET
                                                   --------------------------
                                           Title:  Chairman, President and
                                                   --------------------------
                                                   Chief Executive Officer
                                                   --------------------------


Attest:     /s/  KERRI RUPPERT
        --------------------------
                 Secretary

              [CORPORATE SEAL]
                                       11